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                                                                   EXHIBIT 10.08



                                LEASE AGREEMENT


                 THIS LEASE AGREEMENT (hereinafter referred to as "this Lease") is made this 21st day of April, 1993 by and between STRAYER COLLEGE (hereinafter referred to as "Tenant"); and ALEXANDRIA TECH CENTER I, a Virginia Limited Partnership (hereinafter referred to as "Landlord"); as follows:

                 1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term, or terms, and under the covenants and conditions hereinafter set forth, the real property situate and lying in the City of Alexandria, Virginia being identified as Landlord's building (hereinafter referred to as "the Premises") located at 2730 Eisenhower Avenue, Alexandria, Virginia and consisting of two stories containing approximately 21,948 square feet of space in the Alexandria Tech Center. The Premises and the parcel of land on which the Building is situated and any other improvements thereon herein referred to collectively as the "Property." The Property is further identified as Parcel 7100-02-04-01-4 as duly dedicated, platted and recorded in Deed Book 1143, page 46 in Deed Book 1144, page 1330 among the land records of the City of Alexandria, Virginia.

                 2. TERM. The term of this Lease shall be five (5) years commencing on June 15, 1993 and expiring on June 14, 1998.

                 3.       RENT.

                 (a) Basic Rent-Original Term. Tenant agrees to pay to Landlord annual basic rent in the sum of TWO HUNDRED FORTY SIX THOUSAND NINE HUNDRED FIFTEEN AND No/100 DOLLARS ($246,915.00). Basic rent shall be paid in equal monthly installments on or before the fifteenth day of each calendar month hereunder, without demand being made therefor of TWENTY THOUSAND FIVE HUNDRED SEVENTY SIX AND 25/100 DOLLARS ($ 20,576.25). Each monthly payment of rent shall be made payable to Landlord and mailed or delivered to Landlord in care of its management agent at the address set forth in Section 26 hereinbelow, or to such other person, or at such other place, as Landlord may from time to time designate in writing. The annual Basic Rent payment shall be adjusted upon notice to Tenant by Landlord, pursuant to the terms of Section 23.

                 (b) Payment of Rent. It is agreed and understood by all parties to this Lease that any rental payment received by the Landlord ten (10) days or more after the due date shall be subject to imposition of a late charge of five percent (5%) of the monthly rental. Said late charge, if not remitted with the delinquent rental payment, shall be due and payable with the following payment and shall be considered additional rent.

                 (c) Additional Rent. Tenant's Proportionate Share (as defined in Section 7) of the expenses described in Sections 7 and 8 hereof, together with any other charges or sums due to Landlord hereunder shall be deemed Additional Rent.
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                 4.       USE.  The Premises are to be used for the purpose of
operating an educational institution and for no other purposes whatsoever without the prior written consent of Landlord. Landlord shall obtain the occupancy permit.

                 5. UTILITIES. Tenant shall be solely responsible for and shall promptly pay all charges for water, sewer, heat, gas, electricity, and/or any other utility used or consumed in connection with the Premises and shall provide trash and refuse removal.

                 6. TAXES. Tenant agrees to pay to Landlord all of the real property, front foot benefit, metropolitan district and other similar taxes or public or private assessments (whether regular or special) levied against any or all of the Property and to pay, or cause to be paid, any and all taxes of whatever nature levied against the personal property, including trade fixtures, equipment and inventory kept on the Premises or used from the Premises; and any and all use, employee, business or other taxes incurred by Tenant's operation.

                 7. JANITORIAL, SERVICE & TRASH REMOVAL. Tenant shall be solely responsible for all building janitorial, cleaning services and trash removal services.

                 8.       COMMON AREA MAINTENANCE EXPENSES.   Tenant shall pay
to Landlord as Additional Rent its Proportionate Share of Common Area Maintenance Expenses. Common Area Maintenance Expenses shall include the amount paid by the Landlord to Alexandria Tech Center Owner's Association for Common Area landscaping, private street and utility maintenance and repair, snow removal, labor, fees and insurance. Tenant's proportionate share of Alexandria Tech Center Owner's Association for all purposes of this Lease is currently 4.95%. Tenant's Proportionate Share will be reduced accordingly if additional Buildings are developed. Premiums on insurance and other normal operating expense, but neither payments of interest nor principal due under any mortgage or deed of trust nor any depreciation allowance shall be included among such items.

                 9.       MAINTENANCE AND OTHER OPERATING EXPENSES.

                          (a)     Tenant, at Tenant's cost, shall keep and
maintain the interior of the Premises in good order and repair, usual wear and tear excepted. Tenant shall keep the exterior of the Premises, including the adjacent sidewalks,parking areas and trash receptacle areas, free of all trash or debris. Tenant, at Tenant's expense, shall perform all maintenance or service on all the mechanical, plumbing, electrical and heating and air conditioning and elevator equipment located in or serving the Premises and shall keep and maintain such equipment in good order and repair during the term of this Lease. Landlord warrants that all mechanical plumbing, electrical and heating and air conditioning equipment located in or servicing the Premises are in good working order, and Landlord will be responsible for any repairs required within the first 30 days after Tenant occupies the Premises.





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                          (b)     Tenant agrees to replace any plate, window or
door glass broken in the Premises, with glass of like kind and quality except when said plate, window or door glass is broken by reason of defective construction of the Building, or due to negligent repair of the Building by Landlord. Tenant shall be responsible for its Proportionate Share of the cost of all common area maintenance, including, but not limited to, any public liability insurance maintained by Landlord with respect to the Property, which Proportionate Share Tenant shall pay to Landlord as Additional Rent hereunder.

                          (c)     Tenant, at Tenant's cost, is responsible for
the maintenance of the elevator emergency telephone service, building security, monitoring access system, exterminating service and Premises landscape maintenance.

                 10. ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Landlord and Tenant acknowledge that the Premises will be improved by Landlord in preparation for the conduct of Tenant's business, as shown in Attachment 1. Tenant shall deliver to Landlord in writing all information about Tenant's floor plan, partitioning, electrical, floor loading and other requirements for the improvements to be made to the Premises. Improvements will begin on or before April 26, 1993. Landlord shall complete all of the work shown on the Approved Plans at Landlord's sole cost and expense not to exceed $263,376.00 ($12 per sq. ft. X 21,948 sq. ft.). Landlord hereby warrants to Tenant that any and all such alterations or improvements shall be made in full and complete compliance with all laws, rules, regulations, ordinances and in satisfaction of the requirements of such health and other codes as may now, or during the term or terms hereunder, be or become applicable. Any and all such alterations, additions or improvements shall be made by Landlord in a good workmanlike manner without cost to Tenant. All alterations; additions or improvements shall become the property of Landlord. Tenant shall make no further alterations, additions or improvements without Landlord's prior written consent. Unspent portions shall revert to Tenant.

                 11. TRADE AND OTHER FIXTURES. Tenant may install, or cause to be installed, such equipment and trade or other fixtures as are reasonably necessary for the operation of its business. Such trade or other fixtures shall remain personal property and shall be removed by Tenant at the termination of this Lease. Any damage to the Premises caused by such removal shall be repaired by Tenant or by Landlord at Tenant's expense.

                 12. CASUALTY DAMAGE. Upon the occurrence of any casualty, damage or destruction affecting the Premises, Tenant shall give immediate notice to Landlord. If, in the opinion of Landlord, the Premises are rendered substantially unfit for occupancy or use by any such casualty, damage or destruction, or Landlord shall decide not to rebuild or remodel the Premises, this Lease shall cease and Basic Rent and Additional Rent shall abate from the occurrence of such casualty or vacation of the Premises, whichever is later. If, in the opinion of Landlord, the Premises are not thereby rendered substantially unfit for occupancy or use, Landlord shall promptly and diligently restore so much of the Premises





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as was damaged to its condition at the commencement of this Lease, exclusive of the Tenant Improvement Items, with no abatement of rent.

                 13. FIRE INSURANCE. Landlord shall provide, and pay the premiums for, Fire and Extended Coverage and Boiler and Machinery Insurance, to protect the Building with coverage amounts and with an insurer satisfactory to Landlord. Tenant will not do anything in or about the Premises that will contravene or affect any insurance which Landlord may place thereon. Tenant will pay as Additional Rent its Proportionate Share of the cost of such insurance upon being billed therefor by Landlord and shall pay the entire cost of any increase in the insurance premium due to Tenant's use of the Premises.

                 14. LIABILITY INSURANCE-HOLD HARMLESS. Landlord shall not be liable to Tenant or Tenant's employees, patrons or visitors for any damage to persons or property caused by any action, omission or negligence of Landlord, and Tenant agrees to hold Landlord harmless from all claims for any such damage; nor shall Landlord be liable for any damage to persons or property due to the Building, any other improvement located on the Property, or any part or appurtenance thereof being improperly constructed, or being or becoming out of repair, and Tenant accepts the Premises as suitable for the purposes for which the same are leased, and accepts the Building and each and every appurtenance thereof "AS IS". Additionally, Tenant hereby agrees to hold Landlord harmless in respect to any act or omission of other tenants, their agents, employees, contractors, patrons or visitors. Tenant agrees at Tenant's expense to maintain in force continuously throughout the term or terms of this Lease public liability insurance covering the Premises, with such limits as may be required by Landlord from time to time, but in any event of not less than $500,000 for each person and $1,000,000 for each occurrence with respect to bodily injury or death and $100,000 for each occurrence with respect to property damage or destruction, and shall forthwith furnish Landlord a certificate by the insurer that such insurance is in force and naming Landlord as an additional insured.

                 15. COMPLIANCE WITH LAWS. Tenant agrees to promptly comply with all applicable and valid laws, ordinances and regulations of any and all Federal, State, County, Municipal or other lawful authorities pertaining to the use and occupancy of the Premises.

                 16. ASSIGNMENT AND SUBLETTING. Tenant shall have the right to sublease or assign all or any portion of the Premises throughout the term of the lease. Any such assignment or sublease shall be subject to all of the terms and conditions of this Lease and Tenant shall remain primarily liable for the payment of the rent and the performance of all of the terms and conditions hereof. Tenant shall notify Landlord in writing of such sublease or assignment.

                 17. BANKRUPTCY. Should Tenant make an assignment for benefit of creditors, file for bankruptcy, or have an involuntary petition in bankruptcy filed against it, such action shall constitute a breach of this Lease, which shall automatically terminate all rights of Tenant under the Federal Bankruptcy Code (or any successor federal bankruptcy statute).





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Tenant, as debtor and as debtor in possession, and any trustee who may be appointed, agree to perform each and every obligation of Tenant under this Lease, including, but not limited to, the payment of all monetary obligations hereunder, until such time as this Lease is either rejected or assumed by order of a United States Bankruptcy Court, or other federal court having jurisdiction over bankruptcy matters.

                 18. EMINENT DOMAIN. If all or any part of the Premises are taken under power of eminent domain or conveyed under threat of condemnation proceedings and Landlord shall determine that the remainder of the Premises is inadequate or unsatisfactory for the purposes of this Lease, then this Lease shall terminate effective as of the date Tenant is required to give up the right to occupy or use the Premises. Tenant shall have no right to make any claim against Landlord because of such termination, nor to participate in any awards.

                 19. ENFORCEMENT OF LEASE. If suit is brought by Landlord to enforce any covenant of this Lease or for the breach of any covenant or condition herein contained, Tenant agrees that it shall pay to Landlord a reasonable attorney's fee and court costs. Each party hereby waives its right to jury trial in any suit relating to this Lease and Tenant waives any statutory right of redemption.

                 20. DEFAULT. In the event Tenant shall default in the performance of any obligation hereunder requiring monetary payments or shall default in the performance of any other obligation hereunder and such default is not cured within ten (10) days of Landlord's notice to Tenant, then Landlord may enforce performance of this Lease in any manner provided by law, and/or Landlord may (i) re-enter and repossess the Premises and any and all improvements thereon and additions thereto; (ii) declare the entire balance of the rent for the remainder of the term to be due and payable, and collect such balance by any manner not inconsistent with applicable law, (iii) terminate this Lease by giving written notice of such termination to Tenant without in any way releasing Tenant from its obligation for payment of rent for the remainder of the term; and (iv) pursue any combination of such remedies and/or any other right or remedy available to Landlord. Upon a termination of this Lease by Landlord, this Lease shall cease and come to an end as if that were the day originally fixed for the expiration of the term thereof, and Landlord's agent or attorney shall have the right without further notice or demand to re-enter and remove all persons from the Premises without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or breach of covenant, or Landlord's agent or attorney may resume possession of the Premises and relet the same for the remainder of the term at the best rental such agent or attorney may obtain for the account of Tenant, who shall pay to Landlord any deficiency, and Landlord shall have a lien as security for the rent reserved upon all the goods, wares, chattels, implements, machinery, equipment, fixtures, tools and other personal property belonging to Tenant which are or may be put upon the Premises.





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                 21.      HOLDING OVER.  Should Tenant hold over the Premises,
or any part thereof after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rental equal to current market rates to be agreed upon by both Landlord and Tenant.

                 22. OPTION TO RENEW. Tenant may renew this Lease for a term of three years at 95% of current market rates to be agreed upon by both Landlord and Tenant. However, the initial annual Basic rent for the renewal term for the 6th lease year, shall in no event be less than the annual Basic rent paid by Tenant during the 5th lease year.

                 23. RENTAL ADJUSTMENT. The annual Basic Rent, and the monthly installments thereof, shall be increased after the first year and each and every year thereafter as follows:

                                        1st year         $246,915
                  June '94 - May '95    2nd year         $256,792
                  June '95 - May '96    3rd year         $267,107
                  June '96 - May '97    4th year         $277,862
                  June '97 - May '98    5th year         $289,055

                 24. SIGNS. Tenant shall have the right to install at Tenant's expense two signs as depicted on Attachment 2. One sign shall face I-495 and one sign shall be on the front of the building. Any additional signs displayed on the Property (interior and exterior) will conform to all rules, regulations and ordinances concerning signs and shall be only as approved by Landlord and installed at Tenant's expense.

                 25. PARKING SPACES. Landlord shall provide Tenant with 120 parking spaces at all times on the premises and an additional 150 off-site parking spaces from 5:30 p.m. to 10:30 p.m. on weekdays and from 9:00 a.m. to 4:00 p.m. on Saturdays and Sundays. Landlord shall designate such spaces and they shall be within 1,000 feet of the Premises. Tenant shall be responsible for the supervision and control of their employee and student parking to assure that their personnel and student off-site parking is limited only to the off-site parking areas designated by Landlord.

                 26. OPTION TO PURCHASE. At any time during the Lease Term Tenant has the option, upon six (6) months advance written notice, to purchase the Premises for cash as follows:

                          (a) Purchase Price - $3,100,000 during the first
year of the Lease Term and increased by four percent (4%) each year thereafter, plus any unamortized costs of Tenant improvements based upon a ten (10) year, straight line amortization schedule.





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                          (b)     Off-Site Parking - In the event Tenant
purchases the Premises, the Landlord will lease to Tenant 150 off-site parking spaces within 1,000 feet of the Premises for use from 5:30 p.m. to 10:30 p.m. weekdays and from 9:00 a.m. to 4:00 p.m. on Saturdays and Sundays at an annual cost of $18,000 payable monthly, with a 100% Consumer Price Index (defined below) increase each year after the first three (3) years of the lease. Tenant will have the right to lease such spaces as long as Tenant occupies the Premises. The Consumer Price Index shall mean the "Consumer Price Index for All Urban Consumers (CPI-U), All Items, Washington, D.C., SMSA C Standard Metropolitan Statistical Area) 1967 = 100" as issued by the Bureau of Labor Statistics of the United States Department of Labor.

                 27. SUBORDINATION. This Lease is subject and subordinate to all mortgages, deeds of trust, or other debt instruments which may now or hereafter affect such Lease, the Building, the Property or other improvements thereon. The foregoing provisions shall be self operative and no further instrument of subordination shall be required by any mortgagee or other interested party, provided, however, that in confirmation of such subordination Tenant shall, upon request of Landlord, execute and deliver, in recordable form, any instrument of subordination requested by Landlord, and Tenant hereby does constitute and appoint Landlord as Tenant's attorney-in-fact to execute any such subordination instrument on behalf of Tenant.

                 28. CONTINUOUS USE. Anything herein to the contrary notwithstanding, this Lease shall be deemed in default if Tenant shall discontinue the business referred to in Paragraph 4 herein, the Premises shall become or appear vacant, or Tenant abandons or appears to abandon the Premises. Under any of the aforesaid conditions the Landlord may exercise its rights as stated in Paragraph 18 herein.

                 29. NO PARTNERSHIP. By execution of this Lease, Landlord does not in any way for any purpose become a partner of Tenant in the conduct of its business or assume, nor become subject to any responsibility or liability therefor.

                 30. NOTICES. Any notice required or permitted hereunder shall be in writing and delivered either in person against hand receipt to the other party or other party's authorized agent, or by United States Certified Mail Return Receipt Requested, postage fully paid, to the address set forth hereinafter, or to such other address as either party may designate in writing and delivered as herein provided.

                 Landlord:        Donald F. Simpson
                                  Alexandria Tech Center I Limited Partnership
                                  2750 Eisenhower Avenue, Suite 102
                                  P.O. Box 430
                                  Alexandria,  VA 22313





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                 Tenant:          Strayer College
                                  1025 15th Street, N.W.
                                  Washington, D.C. 20005
                                  Attn:    Mr. Ron K. Bailey, President

                 31.      SEPARABILITY CLAUSE.    Should any provisions of this
Lease be or become void or unenforceable, the remaining provisions hereof shall remain in full force and effect.

                 32. COMPLETE AGREEMENT. This Lease contains a complete expression of the agreement between the parties hereto.

                 33. APPLICABLE LAW. This Lease shall be given effect and construed by application of the law of Virginia.

                 34. SECURITY DEPOSIT. Simultaneously with the entry into this Lease by the parties hereto, the Tenant shall deposit with Landlord the sum of Twenty Thousand Five Hundred Seventy Six and 25/100 Dollars ($20,576.25), which shall be retained by Landlord as security for Tenant's payment of basic rent, additional rent and performance of its other obligations under this Lease. On the occurrence of a default under this Lease, the Landlord shall be entitled, at its sole discretion, to apply any or all of such sum (i) in payment of any rent then due and unpaid, (ii) any expense incurred by Landlord in curing such default, and (iii) any damages incurred by Landlord by reason of such default. On termination of this Lease, any of such sum which is not so applied or retained shall be returned to Tenant.

                 35. JURY TRIAL. The parties hereby waive the right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

                 36. RULES AND REGULATIONS. Rules and regulations governing the use of the Premises are set forth in Attachment 3 and incorporated herein.

                 37. LANDLORD'S RIGHT OF ENTRY. Landlord and its agents after giving Tenant reasonable notification shall have the right to enter the Premises at any time during Tenant's business hours to inspect the Premises, to show the Premises to prospective purchasers, tenants and mortgagees, and for any other purpose relating to the operation of the Property and/or this Lease. In addition, Landlord and its agents shall have the right to enter the Premises at any time in the event of an emergency.

                 38. QUIET ENJOYMENT. Landlord covenants that Tenant, so long as it complies with the terms hereof, shall peaceably and quietly hold and enjoy the Premises for the term of this Lease.





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                 39.      LEASE CONTINGENCIES.  This Lease is contingent upon
the following events occurring prior to April 21, 1993.

                          (a)     Issuance of a Special Use Permit by the City
of Alexandria allowing Tenant to operate at the Premises.

                          (b)     Issuance of approval by the State of Virginia
for Tenant to operate at the Premises.

                          (c)     Execution of a Lease Termination Agreement by
Tenant and current landlord for existing lease obligation of approximately 5,000 square feet at the Huntington Metro, 5916-B North King Highway.

                          (d)     Execution of a Lease Termination Agreement
between AT&T and Simpson Development Company for existing lease obligation of the Property.

                          (e)     Final execution of this Lease Agreement by
Tenant and Landlord.

                 WITNESS the hands and seals of the parties hereto as of the day and year first above written.

                                  STRAYER COLLEGE, INC.
                                  TENANT:


                                    [sig]                  4/16/93
                                  --------------------------------
                                                         PRESIDENT

                                  ALEXANDRIA TECH CENTER I
                                  LANDLORD:
                                  SIMPSON DEVELOPMENT CO., INC., GENERAL PARTNER


                                    /s/ DONALD F. SIMPSON
                                  --------------------------------
                                  PRESIDENT





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